UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2008
Date of Report (Date of earliest event reported)

BLACKSTONE LAKE MINERALS INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51261	20-1147435
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#205-1480 Gulf Road
Point Roberts, WA		98281
(Address of principal executive offices)		(Zip Code)

(360) 927-7354
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 19, 2008, Blackstone Lake Minerals Inc. (the “Company”) entered into a new technology purchase agreement (the “New Technology Purchase Agreement”) with NY Financial (International) Corp. (“NY Financial”), Caleco Pharma Corp. (“Caleco”), the Company’s wholly owned subsidiary, and John Boschert, the Company’s sole executive officer and director. The Company had previously entered into a technology purchase agreement dated October 16, 2008, as amended on November 26, 2008, with the above noted parties. However, the previous agreement was terminated as a result of the Company’s failure to meet its closing conditions on December 12, 2008.

Under the terms of the New Technology Purchase Agreement, NY Financial has agreed to assign and transfer its right, title and interest in the proprietary technology and the intellectual property related thereto, including all patent applications in the United States and Europe, developed by NY Financial for the treatment of liver disease and other ailments, particularly resulting from viral infection such as the Hepatitis C virus infection (the “Technology”). As consideration for the Technology, the Company and Caleco have agreed to:

(a)	pay $22,500 to NY Financial (which amount has been paid); and

(b)	issue a non-interest bearing promissory note in the amount of $77,500 to NY Financial at closing. This amount is payable on January 31, 2009.

As further consideration, Mr. Boschert has agreed to transfer 32,000,000 shares of the Company’s common stock to NY Financial on closing.

Following the closing, Caleco has agreed to reimburse the documented costs related to the recording of the patents and the filing of the European Drug Master Files, which amount is not to exceed 590,000 EUR.

In addition to the above, the parties also agreed that:

(a)

the Company will use its best efforts to raise financing of $2,500,000. In connection with this financing, the Company has agreed that it will not issue more than 20,000,000 shares of its common stock unless it obtains NY Financial’s consent;

(b)

the Company or Caleco are restricted from assigning or transferring the Technology until January 1, 2011. Notwithstanding this restriction, the Company and Caleco will have the right to license the Technology; and

(c)	on closing of the transaction, the Company has agreed to appoint F. Javier Benedi Garcia, the sole director of NY Financial, to the Board of Directors of the Company.

The closing of the acquisition of the Technology is to occur on or before December 31, 2008. There are no assurances that the Company will be able to complete the acquisition of the Technology.

The above summary is qualified in its entirety by reference to the full text of the Technology Purchase Agreement, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit
Number	Description of Exhibit
10.1	Technology Purchase Agreement dated October 16, 2008 among Blackstone Lake Minerals Inc., NY Financial (International) Corp., Caleco Pharma Corp. and John Boschert.(1)
10.2	Amendment Agreement to Technology Purchase Agreement dated October 16, 2008 among Blackstone Lake Minerals Inc., NY Financial (International) Corp., Caleco Pharma Corp. and John Boschert.(2)
10.3	Technology Purchase Agreement dated December 19, 2008 among Blackstone Lake Minerals Inc., NY Financial (International) Corp., Caleco Pharma Corp. and John Boschert.

(1)	Previously filed as an exhibit to our Current Report on Form 8-K filed on October 22, 2008.

(2)	Previously filed as an exhibit to our Current Report on Form 8-K filed on December 2, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE LAKE MINERALS INC.

Date: December 24, 2008
	By:	/s/ John Boschert

JOHN BOSCHERT
Chief Executive Officer, Chief Financial Officer,
President, Secretary and Treasurer